UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 9, 2023
AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Iowa	001-31911	42-1447959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6000 Westown Parkway
West Des Moines, IA 50266
(Address of principal executive offices and zip code)
(515) 221-0002
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $1	AEL	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.95% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series A	AELPRA	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 6.625% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series B	AELPRB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events
American Equity Investment Life Holding Company (the "Company") is filing this Current Report on Form 8-K (“Form 8-K”) to recast the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed on February 28, 2023 for changes in accounting for long-duration contracts by insurance companies.
The Company adopted Accounting Standards Update 2018-12, Financial Services-Insurance (Topic 944), Targeted Improvements to the Accounting for Long-Duration Contracts (“ASU 2018-12”) on January 1, 2023, with a transition date of January 1, 2021, using a modified retrospective approach, except for market risk benefits, for which the Company applied a full retrospective transition approach. The Company’s consolidated financial statements are presented under the new guidance for reporting periods beginning January 1, 2021.
Exhibit 99.1 filed with this Form 8-K and incorporated by reference into this Item 8.01 recasts the following sections contained in the 2022 Annual Report on Form 10-K for the adoption of ASU 2018-12 for the years ended December 31, 2022 and 2021:
•Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
•Item 7A. Quantitative and Qualitative Disclosures About Market Risk
•Item 8. Financial Statements and Supplementary Data
•Item 15. Exhibits, Financial Statements Schedules
Except for the matter noted above, no other information in the 2022 Annual Report on Form 10-K is being recast in this Form 8-K for events or developments that occurred subsequent to the filing of the 2022 Annual Report on Form 10-K.
This Form 8-K and Exhibit 99.1 should be read in conjunction with information contained in the 2022 Annual Report on Form 10-K. For significant developments since the filing of the 2022 Annual Report on Form 10-K, refer to the Company’s Quarterly Reports on Form 10-Q for the quarter ended March 31, 2023 and June 30, 2023, respectively, the Company's Current Reports on Form 8-K filed or furnished since December 31, 2022, and other relevant filings with the Securities and Exchange Commission.
Item 9.01  Financial Statements and Exhibits

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
23.2	Consent of KPMG LLP, Independent Registered Public Accounting Firm
99.1
Recast of certain information in the Company's Annual Report for the year ended December 31, 2022 on Form 10-K for adoption of ASU 2018-12 Targeted Improvements to the Accounting for Long-Duration Contracts

101	The following materials from American Equity Investment Life Holding Company's Current Report on Form 8-K to recast the Company's Annual Report on Form 10-K for the year ended December 31, 2022 formatted in iXBRL (Inline eXtensible Business Reporting Language): (i) the Consolidated Balance Sheets, (ii) the Consolidated Statements of Operations, (iii) the Consolidated Statements of Comprehensive Income (Loss), (iv) the Consolidated Statements of Changes in Stockholders’ Equity, (v) the Consolidated Statements of Cash Flows, (vi) the Notes to Consolidated Financial Statements, (vii) Schedule I - Summary of Investments - Other Than Investments in Related Parties, (viii) Schedule II — Condensed Financial Information of Registrant, (ix) Schedule III - Supplementary Insurance Information and (x) Schedule IV — Reinsurance.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 9, 2023

AMERICAN EQUITY
INVESTMENT LIFE HOLDING COMPANY

By:	/s/ Axel Andre
Axel Andre
Executive Vice President and Chief Financial Officer